UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              CONSECO SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          4)   Date Filed:

________________________________________________________________________________

                              CONSECO SERIES TRUST
                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032


                                                               February 12, 2001

Dear Shareholder,

     The enclosed proxy materials relate to a special meeting of the shareholders of the Conseco Series Trust Portfolios (the "Portfolios") listed above, series of Conseco Series Trust, a Massachusetts business trust (the "Trust"). The meeting will be held on March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard Time. The Board of Trustees of the Trust (the "Board") has called this meeting to request shareholder approval of several proposals relating to the management and operations of the Portfolios. With respect to the Portfolios' investment management arrangements, the Board seeks shareholder approval of: (a) a new investment management contract between the Trust and Conseco Capital Management, Inc. ("CCM"); (b) a subadvisory contract under which Chicago Equity Partners, LLC ("CEP") would serve as subadviser for the investment portfolios of the Equity Portfolio and the equity portion of the Balanced Portfolio; and (c) a subadvisory contract under which Oak Associates, ltd. ("OAK") would serve as subadviser for the investment portfolio of the Conseco 20 Focus Portfolio. Your Board has approved these new investment management arrangements, including the appointments of CEP and OAK as subadvisers for the respective Portfolios. The shareholders also are being asked to approve these three new investment management agreements.

     The Board also asks shareholder approval to implement an exemptive order that is anticipated to be issued by the Securities and Exchange Commission that would permit CCM and the Board, in the future, to enter into, or make material changes to, subadvisory agreements without seeking additional shareholder approval.

     Additionally, the Board seeks shareholder approval (1) to re-elect the current Trustees, and to elect one new nominee, to the Board; (2) to ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants; and (3) and to approve a Distribution and Service Plan for the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

     YOUR VOTE IS VERY IMPORTANT. Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the enclosed proxy card. We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your vote as the meeting date approaches, you may receive a telephone call from them to ask for your vote.

     If you have any questions, please call 1-800-824-2726. Our representatives will be glad to assist you. Thank you for your attention to this matter and for your continuing investment in the Portfolios.

                                                Very truly yours,


                                                Maxwell E. Bublitz
                                                President

                              CONSECO SERIES TRUST
                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 MARCH 29, 2001


To the Shareholders:

     NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Conseco Series Trust Portfolios (each a "Portfolio", collectively, the "Portfolios"). The Portfolios are a series of the Conseco Series Trust, a Massachusetts business trust (the "Trust"). The Meeting will be held on March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard time, to vote on the following proposals ("Proposals"):

     1. For each Portfolio, to approve or disapprove a new Investment Management Contract with Conseco Capital Management, Inc. ("CCM");

     2. For the Equity Portfolio and the Balanced Portfolio, to approve or disapprove a Subadvisory Contract between CCM and Chicago Equity Partners, LLC;

     3. For the Conseco 20 Focus Portfolio, to approve or disapprove a Subadvisory Contract between CCM and Oak Associates, ltd.;

     4. For each Portfolio, to approve or disapprove a policy to permit CCM and the Portfolios' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Portfolios without further shareholder approval;

     5. For each Portfolio, to elect the Trustees of the Trust, including one new nominee; and

     6.   For    each    Portfolio,     to    ratify    the    appointment    of
          PricewaterhouseCoopers LLP as the Trust's independent accountants.

     7. For each Portfolio, to approve or disapprove a Plan of Distribution and Service for the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     Shareholders of record as of the close of business on January 24, 2001, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Please   execute  and  promptly   return  in  the  enclosed   envelope  the
accompanying proxy card, which is being solicited by the Trust's Board of Trustees. Returning your proxy card promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Portfolios at any time before the proxy is exercised, or by voting in person at the Meeting.

     If you own shares of more than one Portfolio, you must submit a separate proxy card for each Portfolio in which you own shares. Unless the proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the instructions on the cards, they will not be voted.

                                      By Order of the Board of Trustees,


                                      William P. Kovacs,
                                      Secretary

February 12, 2001
11825 North Pennsylvania Street
Carmel, Indiana 46032

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.


     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE INVESTMENT MANAGEMENT CONTRACTS, THE SUBADVISORY CONTRACTS, THE SUBADVISORY POLICY, THE ELECTION OF THE TRUSTEES, AND THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS, THE PLAN OF DISTRIBUTION AND SERVICE AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. To avoid the additional expense of further solicitation, we ask your cooperation in promptly mailing your proxy card.

     If you have any questions regarding the Meeting, or the execution of your proxy, please call toll-free 1-800-824-2726.

     If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications, may contact you. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card properly.

               1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

               2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

               3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                  REGISTRATION                    VALID SIGNATURE

Corporate Accounts

(1)   ABC Corp.................................   ABC Corp.
                                                  John Doe, Treasurer
(2)   ABC Corp.................................   John Doe, Treasurer

(3)   ABC Corp. c/o John Doe, Treasurer........   John Doe

(4)   ABC Corp. Profit Sharing Plan............   John Doe, Trustee

Partnership Accounts

(1)   The XYZ Partnership......................   Jane B. Smith, Partner

(2)   Smith and Jones, Limited Partnership.....   Jane B. Smith, General Partner

Trust Accounts

(1)   ABC Trust Account........................   Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee u/t/d 12/28/78......   Jane B. Doe

Custodial or Estate Accounts

(1)   John B. Smith, Cust. f/b/o
      John B. Smith, Jr.,
      UGMA/UTMA................................   John B. Smith

(2)   Estate of John B. Smith..................   John B. Smith, Jr., Executor

                              CONSECO SERIES TRUST
                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

                         11825 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032
                                 1-800-824-2726


                                 PROXY STATEMENT



                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 MARCH 29, 2001



     This Proxy Statement is being furnished to the shareholders of each of the above-listed series of Conseco Series Trust (each a "Portfolio", collectively, the "Portfolios") in connection with the solicitation by their Board of Trustees ("Board") of proxies to be used at a special meeting of shareholders ("Meeting"), or any adjournments thereof. The Meeting is to be held on March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard Time. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about February 12, 2001.

     The following proposals ("Proposals") will be voted on:

     1. For each Portfolio, to approve or disapprove a new Investment Management Contract with Conseco Capital Management, Inc. ("CCM");

     2. For the Equity Portfolio and the Balanced Portfolio, to approve or disapprove a Subadvisory Contract between CCM and Chicago Equity Partners, LLC;

     3. For the Conseco 20 Focus Portfolio, to approve or disapprove a Subadvisory Contract between CCM and Oak Associates, ltd.;

     4. For each Portfolio, to approve or disapprove a policy to permit CCM and the Portfolios' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Portfolios without further shareholder approval;

     5. For each Portfolio, to elect the Trustees of the Trust, including one new nominee; and

     6.   For    each    Portfolio,     to    ratify    the    appointment    of
          PricewaterhouseCoopers LLP as the Portfolios' independent accountants.

     7. For each Portfolio, to approve or disapprove a Plan of Distribution and Service for the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940.

          This table shows which proposals apply to your Portfolio.

--------------------------------------------------------------------------------
                 Portfolio                              Proposal(s)
--------------------------------------------------------------------------------
        Conseco 20 Focus Portfolio                  1, 3, 4, 5, 6, 7
--------------------------------------------------------------------------------
             Equity Portfolio                       1, 2, 4, 5, 6, 7
--------------------------------------------------------------------------------
            Balanced Portfolio                      1, 2, 4, 5, 6, 7
--------------------------------------------------------------------------------
           High Yield Portfolio                     1, 4, 5, 6, 7
--------------------------------------------------------------------------------
          Fixed Income Portfolio                    1, 4, 5, 6, 7
--------------------------------------------------------------------------------
      Government Securities Portfolio               1, 4, 5, 6, 7
--------------------------------------------------------------------------------
          Money Market Portfolio                    1, 4, 5, 6, 7
--------------------------------------------------------------------------------


     For each Portfolio, the presence, in person or by proxy, of a majority of the shares of the Portfolio outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the Proposals against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Investment Management Contract, "FOR" the Subadvisory Contracts, "FOR" the Subadvisory Policy, "FOR" the election of the Trustees, "FOR" the appointment of PricewaterhouseCoopers LLP, "FOR" the Plan of Distribution and Service and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. If a Variable Contract owner does not submit a voting instruction card on time, the owner's Insurance Company will vote the owner's interests in the same proportion as interests for which it has received timely instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposals. Each Life Company will vote shares of the Portfolios held by each of its separate accounts in accordance with instructions received from the Variable Contract owners. Each Insurance Company will also vote shares of the Portfolios held in each separate account for which it has not received timely instructions, as well as any shares held in its general account, in the same proportion as it votes shares held by that separate account for which it has received instructions. Shareholders of the Portfolios and Variable Contract owners permitted to give instructions, and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof, will be determined as of the record date. The Trustees of the qualified pension and retirement plans may vote the shares of the Portfolios held by the plans.

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy card or by submitting a written notice of revocation to the Secretary of the Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and Variable Contract account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

     Shareholders  of record as of the close of  business  on January  24,  2001
("Record Date"), are entitled to vote at the Meeting. Information as to the number of outstanding shares for each Portfolio as of the Record Date is set forth below:

--------------------------------------------------------------------------------
                Portfolio                            Total Number
--------------------------------------------------------------------------------
        Conseco 20 Focus Portfolio                   496,970.961
--------------------------------------------------------------------------------
             Equity Portfolio                     15,569,812.941
--------------------------------------------------------------------------------
            Balanced Portfolio                     5,736,065.632
--------------------------------------------------------------------------------
           High Yield Portfolio                      431,356.227
--------------------------------------------------------------------------------
          Fixed Income Portfolio                   3,869,026.791
--------------------------------------------------------------------------------
     Government Securities Portfolio               1,510,897.255
--------------------------------------------------------------------------------
          Money Market Portfolio                  78,264,273.290
--------------------------------------------------------------------------------


     Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of the Record Date, Conseco Capital Management, Inc. ("CCM", or the "Adviser"), the investment adviser of the Portfolios, does not know of any person who owns beneficially or of record 5% or more of any class of shares of the Portfolios. As of that same date, the Trustees and officers of the Portfolios, as a group, owned less than 1% of any class of the Portfolios' outstanding shares.

     The solicitation of proxies, the cost of which will be borne by CCM, will be made by mail and telephone. The Portfolios' officers and employees of CCM who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Portfolios have engaged the services of Shareholder Communications (the "Solicitor") to assist them in the solicitation of proxies for the Meeting. Shareholder Communications will be paid approximately $16,000.00 for proxy solicitation services.

COPIES OF THE PORTFOLIOS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE PORTFOLIOS' ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE PORTFOLIOS AT 11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032, OR BY CALLING 1-800-824-2726.


                                  INTRODUCTION

     On October 19, 2000, CCM filed a prospectus supplement announcing the departure from the firm of portfolio managers Mr. Thomas J. Pence, Mr. Eric J. Voss, and Mr. James M. Leach. These individuals managed, or co-managed, the Conseco 20 Focus Portfolio, the Equity Portfolio, and the equity portion of the Balanced Portfolio.

     CCM appointed Mr. Maxwell E. Bublitz, President of CCM, as portfolio manager and sought to hire additional equity portfolio managers. During the search process for new portfolio managers, CCM recognized that of approximately 6,700 mutual fund portfolios, 10.7% are currently managed under a subadvisory contract, with 13.8% of all domestic equity funds managed under subadvisory contracts. CCM concluded that adopting a subadviser strategy would more quickly provide highly experienced portfolio managers with long-term performance records to fund shareholders. In addition, the strategy would allow CCM increased flexibility to change subadvisers in response to market changes, performance results, or other factors significant to a portfolio's management.

     The Board has approved proposals by CCM to restructure the manner in which the Portfolios' assets are managed. To implement new investment management arrangements for the Portfolios, the Board, effective December 1, 2000, terminated the existing investment advisory contracts between the Portfolios and CCM and approved a new interim investment management contract with CCM ("Interim Management Contract") and interim subadvisory contracts ("Interim Subadvisory Contracts") between CCM and Chicago Equity Partners, LLC ("CEP") and Oak Associates, ltd. ("OAK"). Under the Interim Management Contract, CCM serves as investment adviser and manager for the Portfolios and provides portfolio management oversight for those Portfolios managed by subadvisers, instead of directly managing those Portfolios. The Portfolios pay CCM the same annual fee under the Interim Management Contract that it paid under the preceding investment advisory contracts. The annual fees paid to CCM by each Portfolio are shown in the table below.

--------------------------------------------------------------------------------
                                            % of a Portfolio's daily net
                Portfolio                    assets paid to average CCM
--------------------------------------------------------------------------------
       Conseco 20 Focus Portfolio                        0.70%
--------------------------------------------------------------------------------
            Equity Portfolio                             0.65%
--------------------------------------------------------------------------------
           Balanced Portfolio                            0.65%
--------------------------------------------------------------------------------
          High Yield Portfolio                           0.70%
--------------------------------------------------------------------------------
         Fixed Income Portfolio                          0.50%
--------------------------------------------------------------------------------
     Government Securities Portfolio                     0.50%
--------------------------------------------------------------------------------
         Money Market Portfolio                          0.25%*
--------------------------------------------------------------------------------

     *CCM, since May 1, 1993, has waived a portion of its management fee. Absent this fee waiver, the management fees for the Money Market Portfolio would be 0.60%

     Under the Interim Subadvisory Contract, CEP and OAK provide the Portfolios listed below ("Subadvised Portfolios") with a continuous investment program for which CCM, NOT THE SUBADVISED PORTFOLIOS, pays CEP and OAK the annual fees shown below.

--------------------------------------------------------------------------------
                                                 % of a Portfolio's average
              Portfolio                           daily net assets paid to
                                                         subadviser
--------------------------------------------------------------------------------
     Conseco 20 Focus Portfolio                             0.30%
--------------------------------------------------------------------------------
          Equity Portfolio                                  0.30%
--------------------------------------------------------------------------------
          Equity portion of                                 0.30%
       the Balanced Portfolio
--------------------------------------------------------------------------------

     The Interim Management Contract and Interim Subadvisory Contracts will terminate automatically on the earlier of 150 days from their effective date or the date each Subadvised Portfolios' shareholders, as applicable, approve the new Investment Management Contracts and the Subadvisory Contracts.

     Under the proposal, CEP and OAK, entities unaffiliated with CCM, would continue to manage the Subadvised Portfolio's assets as their investment subadvisers and CCM would continue to oversee their activities as subadvisers and evaluate their performance. The Board is also asking the Subadvised Portfolios' shareholders to approve a new Investment Management Contract with CCM to incorporate updated language about CCM's ability to appoint subadvisers, as described further below. In addition, the Board is asking the Subadvised Portfolios' shareholders to approve a policy that permits CCM and the Board to appoint and replace subadvisers, enter into subadvisory contracts, and amend subadvisory contracts without further shareholder approval.

     PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT CONTRACT BETWEEN CCM AND THE TRUST.

     CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, an amended Investment Management Contract ("Proposed
Management Contract") between the Trust and CCM. The Proposed Management Contract is substantially similar to the Portfolios' current Interim Management Contract and the Portfolios' recently terminated Investment Advisory Contracts ("Old Advisory Contracts"). The nature and scope of services provided by CCM and the proposed subadvisers under the Proposed Management Contract does not significantly differ from those previously provided by CCM to the Portfolios. CCM will receive the same compensation as under the Interim Management Contract and the Old Advisory Contracts. A form of the Proposed Management Contract is attached as Appendix B.

COMPARISON BETWEEN (1) THE OLD ADVISORY CONTRACTS AND (2) THE INTERIM MANAGEMENT CONTRACT AND THE PROPOSED MANAGEMENT CONTRACT

     The main difference between the Interim Management Contract and the Proposed Management Contract (collectively, the "New Contracts") as compared to the Old Advisory Contracts is the change of CCM's role under the New Contracts. Under the Old Advisory Contracts, CCM's role was to provide a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments and cash equivalents in the Portfolios, and to determine what securities and other investments would be purchased, retained or sold by the Portfolios. Under the New Contracts, CCM may oversee the management of the Portfolios by one or more investment subadvisers, rather than managing the Portfolios themselves. Such oversight includes reviewing prospective subadvisers, selecting such subadvisers, and monitoring and evaluating their performance. CCM will report to the Trust's Board the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of subadvisory agreements.

     Both the Old Advisory Contracts and the New Contracts permit CCM to delegate its duties under the Contracts to a subadviser. However, the New Contracts now specifically anticipate that CCM will delegate some of its investment management duties to a subadviser. Furthermore, the New Contracts explicitly permit CCM to delegate its duties to more than one subadviser. Under the New Contracts, CCM also has the power to allocate and reallocate responsibility for the management of a specific portion of a Portfolio's assets among the subadvisers. In addition, the New Contracts have been amended to acknowledge that CCM can engage a subadviser subject only to approval of the subadvisory contract by the Board and to any requirements of the securities laws pertaining thereto, which would permit CCM to implement Proposal 4, if approved by Shareholders. As described in Proposal 4, CCM and the Portfolios have applied for an order from the Securities and Exchange Commission ("SEC") that would permit the engagement of unaffiliated subadvisers by the Board acting alone and without the need for approval by the vote of the holders of a majority of the outstanding shares of the Portfolios. See Proposal 4 for more information.

     Under the New Contracts, for both the services provided and the expenses assumed with respect to the Portfolios, the Portfolios will pay to CCM a fee, computed daily and paid monthly, at an annual rate of a certain percentage of the average daily net assets of each Portfolio. (For the exact percentages paid by each Portfolio, refer to each table above.) This fee is identical to the fee payable to CCM in the Old Advisory Contracts.

     Under both the Old Advisory Contracts and the New Contracts, CCM will not be liable for any error in judgment or mistake of law or for any loss suffered by a Portfolio or its shareholders in connection with the matters to which the Contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CCM in the performance of its duties or from reckless disregard by CCM of its obligations and duties under the Contracts. The only difference between the Contracts with respect to liability is that the New Contracts specifically extend the limitation of liability to CCM's officers, directors, employees and delegates and to any subadvisers to the Portfolios, whereas the Old Advisory Contracts do not explicitly include such persons in their corresponding sections. Both the Old Advisory Contracts and the New Contracts provide that the Trustees of the Trust and Portfolio shareholders will not be liable for any obligations of the Portfolios or the Trust under the Contracts, and that CCM will look only to the assets and property of the Trust in settlement of any rights or claims under the Contracts.

     Both the Old Advisory Contracts and the New Contracts, including the Interim Contracts, terminate automatically upon assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of a Portfolio's outstanding voting securities on 60 days' written notice to CCM (10 days written notice for the Interim Contracts) or, without penalty, by CCM on 60 days' written notice to a Portfolio.

     If approved by a Portfolio's shareholders, the Proposed Management Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Management Contract will continue in effect if it is approved at least annually by a vote of a Portfolio's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, as amended ("1940 Act"), of a Portfolio or CCM ("Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     The table below provides the effective date of the Old Advisory Contract for each of the Portfolios. The effective date of each Old Advisory is also the date each such contract was last submitted to a vote of shareholders. Finally, the table displays the investment advisory fees paid to CCM under the Old Advisory Contract (or accrued during the fiscal year ended December 31, 2000) by each of the Portfolios.

                                  EFFECTIVE DATE OF     INVESTMENT ADVISORY FEES
FUND                              OLD ADVISORY CONTRACT     PAID TO CCM ($):
Conseco 20 Focus Portfolio             May 1, 2000              $9,666
Equity Portfolio                     October 9, 1986          $2,105,260
Balanced Portfolio                     May 1, 1987             $389,301
High Yield Portfolio                   May 1, 2000              $7,801
Fixed Income Portfolio               January 1, 1993           $160,480
Government Securities Portfolio      October 9, 1986           $70,222
Money Market Portfolio               October 9, 1986           $193,002


     Further information about CCM is set forth in Appendix C.

COMPARISON  OF THE  INTERIM  MANAGEMENT  CONTRACT  AND THE  PROPOSED  MANAGEMENT
CONTRACT

     The Interim Management Contract and the Proposed Management Contract are substantially similar, with the only material differences stemming from the provisional nature of the Interim Management Contract pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim Management Contract is only effective for 150 days from the termination date of the Old Advisory Contracts, not two years from the date of adoption as under the Proposed Management Contract, and only 10 days' written notice is required for termination of the Interim Management Contract by the Portfolios, rather than the 60 days' written notice required under the Proposed Management Contract.

EVALUATION BY THE BOARD

     In considering the Proposed Management Contract, the Board reviewed and analyzed the factors it deemed relevant, including (1) the services now being provided by CCM; (2) the nature, quality, and scope of such services as well as the Portfolios' investment performance; (3) the nature and scope of the services to be provided to the Portfolios by CCM under the Proposed Management Contract;
(4) the ability of CCM to provide such services; and (5) the potential effect of the Proposed Management Contract on shareholders. The Trustees reviewed the proposed fees payable to CCM under the Proposed Management Contract. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

     The Board found that CCM provides a high level of management services to, and should continue to manage, the fixed income series, including the fixed income portion of the Balanced Portfolio, the High Yield Portfolio, the Fixed Income Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Board also determined that CCM should continue to supervise the equity series, including the Conseco 20 Focus Portfolio, the Equity Portfolio, and the equity portion of the Balanced Portfolio. The Board's review also approved the level of services performed by CCM with regard to all the Portfolios, including portfolio management, accounting, and administrative oversight. Additionally, the Portfolios have performed well with regard to each Portfolio's respective benchmark.

     The Board found that the Proposed Management Contract would leave total advisory fees unchanged. The nature and scope of the services outlined within the Proposed Management Contract are different for the fixed income and equity portfolios. The fixed income Portfolios will continue to be managed directly by CCM. However, CCM will select, supervise and monitor the performance of each equity subadviser. CCM's oversight of equity subadvisers is similar to CCM's supervision of individual equity portfolio managers under the Old Advisory Contracts.

     The Board believes that CCM will continue to provide consistent investment advisory services under the Proposed Management Contract, while effectively supervising the equity subadvisers. Importantly, under the Proposed Management Contract, CCM retains the option of changing subadvisers or directly managing equity securities in the future. This provides CCM and the Funds with increased flexibility to respond to market fluctuations, performance results, or other factors significant to the Portfolios.

     After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Proposed Management Contract and authorized the submission of the Proposed Management Contract to the Portfolios' shareholders for their approval at the Meeting.

REQUIRED VOTE

     Approval of Proposal 1 with respect to any Portfolio requires the affirmative vote of the lesser of (1) 67% or more of the shares of a Portfolio present at the Meeting, if more than 50% of the outstanding shares of each such Portfolio are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of each Portfolio entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                         ----------------------------

     PROPOSAL 2: TO APPROVE OR DISAPPROVE A SUBADVISORY CONTRACT BETWEEN
     CCM AND CEP WITH RESPECT TO THE EQUITY PORTFOLIO AND THE BALANCED PORTFOLIO

     CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, a subadvisory contract between CCM and CEP ("Proposed Subadvisory Contract", or the "Contract") with respect to the Equity Portfolio and Balanced Portfolio. The Proposed Subadvisory Contract is substantially similar to the Interim Subadvisory Contract adopted by the Board on November 28, 2000. A form of a Proposed Subadvisory Contract is attached as Appendix D.

     Further information about CEP is set forth in Appendix E.

PROPOSED SUBADVISORY CONTRACT

     Under the Proposed Subadvisory Contract, CEP would be responsible, subject to the supervision of the Board and CCM, for the actual investment management of all or a designated portion of the assets of Equity Portfolio and Balanced Portfolio, including placing purchase and sell orders for investments and for other related transactions. CEP agrees to provide a continuous investment program for each Portfolio's assets, including investment research and management. The Proposed Subadvisory Contract recognizes that CEP may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the subadviser with research, analysis, advice or similar services. The Proposed Subadvisory Contract also provides that CEP will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the subadviser effects on behalf of each such Portfolio, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM may reasonably request; (2) provide the Board or CCM with economic and investment analyses and reports, as well as quarterly reports, setting forth each such Portfolio's performance with respect to its investments and make available to the Board and CCM any economic, statistical and investment services that CEP normally makes available to its institutional investors or other customers; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of CEP, for each portfolio security for which the fund administrator does not obtain prices in the ordinary course of business from an automated pricing service.

     The Proposed Subadvisory Contract provides that CEP will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio, its shareholders, the Trust or CCM in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CEP in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. In addition, CEP will not have any responsibilities for any other series of the Trust, for any portion of a Portfolio's assets that it does not manage or for the acts or omissions of any other subadviser for a Portfolio or the Trust. In particular, if at any time CEP only manages a portion of a Portfolio's assets, CEP will have no responsibility for the Portfolio being in violation of any law or regulation or Portfolio policy or restriction, or for the Portfolio's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Portfolio's portfolio managed by CEP would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

     CCM has agreed to indemnify, defend and hold harmless CEP, its affiliates, and each of their officers, directors, employees, shareholders, agents, and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Subadvisory Contract, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from CEP's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by CEP of its obligations and duties under the Contract.

     The Proposed Subadvisory Contract provides that each Portfolio, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days written notice to CEP and CEP may terminate the Contract, without penalty, on 60 days written notice to CCM. The Proposed Subadvisory Contract also permits CCM to terminate the Contract, without penalty, upon material breach by CEP of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify CCM of changes in control and failure to obtain written consent from CCM before referring to CEP's relationship with a Portfolio, the Trust, CCM or any of their affiliates in promotional materials. CEP may cure such breach within a 20-day period after notice thereof. Additionally, CCM may terminate the Proposed Subadvisory Contract without penalty if, in the reasonable judgment of CCM, CEP becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of CEP or any other circumstances which could adversely affect a Portfolio. In addition, the Proposed Subadvisory Contract is automatically terminable upon assignment.

     Under the Proposed Subadvisory Contract, for the services performed and the expenses assumed, CEP would receive a subadvisory fee from CCM (NOT THE PORTFOLIOS), computed daily and paid monthly, at an annual rate of a certain percentage of the portion of a Portfolio's average daily net assets under CEP's management. The fees paid by each Portfolio are shown in the table below.

--------------------------------------------------------------------------------
           Portfolio                      % of a Portfolio's daily
                                           net assets paid to CEP
--------------------------------------------------------------------------------
       Equity Portfolio                              0.30%
--------------------------------------------------------------------------------
       Equity portion of                             0.30%
    the Balanced Portfolio
--------------------------------------------------------------------------------

     SHAREHOLDER  APPROVAL OF THIS  PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF
MANAGEMENT   FEES  PAID  BY  THE   PORTFOLIOS   TO  CCM  OR  CCM'S   DUTIES  AND
RESPONSIBILITIES TOWARD THE PORTFOLIOS UNDER THE PROPOSED MANAGEMENT CONTRACT.

     If approved by each Portfolio's shareholders, the Proposed Subadvisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Subadvisory Contract will continue in effect if it is approved at least annually by a vote of each Portfolio's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUBADVISORY CONTRACT AND THE PROPOSED SUBADVISORY CONTRACT

     The Interim Subadvisory Contract and the Proposed Subadvisory Contract are substantially similar. Some of the differences between these Contracts stem from the provisional nature of the Interim Subadvisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Subadvisory Contract is only effective for 150 days from the termination date of the

Old Advisory Contracts, not for two years from the date of adoption as under the Proposed Subadvisory Contract, and only 10 days written notice is required for termination of the Interim Subadvisory Contract by a Portfolio, rather than the 60 days written notice required under the Proposed Subadvisory Contract. Another difference is an additional provision in the Proposed Subadvisory Contract that reflects the Board's ability to amend a Contract without shareholder approval in accordance with the anticipated SEC exemptive order discussed in Proposal 4 (provided Proposal 4 is approved by shareholders). In addition, the Proposed Subadvisory Contract specifically states that the Contract will terminate upon its assignment or the termination of the Proposed Management Contract.

EVALUATION BY THE BOARD

     In determining to approve the Proposed Subadvisory Contract, the Board analyzed the factors it deemed relevant, particularly CCM's decision to delegate portfolio advisory services for equity funds, CEP's particular experience in managing equity assets, its reputation, the past performance of other funds managed by CEP that invest in equity securities, its overall capabilities to perform the services under the Proposed Subadvisory Contract and its willingness to perform those services for the Portfolios. The Board also considered the subadvisory fees that would be payable to CEP. The Board reviewed the services provided by CEP to its other investment company clients, the ability of CEP to provide these services to the Portfolios, including its personnel, operations and financial condition, and other factors that would affect the provision of those services.

     The Board's review and analysis revealed that CEP capably manages equity assets, including those mutual fund assets listed in Appendix E. The Board concluded that the CEP management team demonstrated capable management ability by examining, among other factors, its long-standing experience, exceeding twelve years, of equity management; the long-term past performance of other mutual funds and accounts managed by CEP; and the fees charged by CEP to comparable equity clients. Furthermore, CEP represented to the Board, in person and in writing, that it has a capable and seasoned advisory staff, stable operations, and a sound financial condition.

     After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, approved the Proposed Subadvisory Contract and recommended that they be submitted to the shareholders for approval.

REQUIRED VOTE

     Approval of Proposal 2 requires the affirmative vote of the lesser of (1) 67% or more of the shares of each of the Equity Portfolio and the Balanced Portfolio, respectively, present at the Meeting, if more than 50% of the outstanding shares of each such Portfolio are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of each such Portfolio entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                         ----------------------------

     PROPOSAL 3: TO APPROVE OR DISAPPROVE A SUBADVISORY CONTRACT BETWEEN CCM AND OAK.

     CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, a subadvisory contract between CCM and OAK ("Proposed Subadvisory Contract", or the "Contract"). The Proposed Subadvisory Contract is substantially similar to the Interim Subadvisory Contract adopted by the Board on November 28, 2000. A form of the Proposed Subadvisory Contract is attached as Appendix F.

     Further information about OAK is set forth in Appendix G.

PROPOSED SUBADVISORY CONTRACT

     Under the Proposed Subadvisory Contract, OAK would be responsible, subject to the supervision of the Board and CCM, for the actual investment management of all or a designated portion of the assets of Conseco 20 Focus Portfolio, including placing purchase and sell orders for investments and for other related transactions. OAK agrees to provide a continuous investment program for the Portfolio's assets, including investment research and management. The Proposed Subadvisory Contract recognizes that OAK may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide OAK with research, analysis, advice or similar services. The Proposed Subadvisory Contract also provides that OAK will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and OAK regulations promulgated thereunder with respect to transactions the subadviser effects on behalf of the Portfolio, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM may reasonably request; (2) provide the Board or CCM with economic and investment analyses and reports, as well as quarterly reports, setting forth the Portfolio's performance with respect to its investments and make available to the Board and CCM any economic, statistical and investment services that OAK normally makes available to its institutional investors or other customers; and
(3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of OAK, for each portfolio security for which the fund administrator does not obtain prices in the ordinary course of business from an automated pricing service.

     The Proposed Subadvisory Contract provides that OAK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, its shareholders, the Trust or CCM in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAK in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. In addition, OAK will not have any responsibilities for any other series of the Trust, for any portion of the Portfolio's assets that it does not manage or for the acts or omissions of any other subadviser for the Portfolio or Trust. In particular, if at any time OAK only manages a portion of the Portfolio's assets, OAK will have no responsibility for the Portfolio being in violation of any law or regulation or Portfolio policy or restriction, or for the Portfolio's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Portfolio's assets managed by OAK would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

     CCM has agreed to indemnify, defend and hold harmless OAK, its affiliates, and each of their officers, directors, employees, shareholders, agents, and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Subadvisory Contract, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from OAK's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by OAK of its obligations and duties under the Contract.

     The Proposed Subadvisory Contract provides that the Portfolio, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days written notice to OAK and OAK may terminate the Contract, without penalty, on 60 days written notice to CCM. The Proposed Subadvisory Contract also permits CCM to terminate the
Contract, without penalty, upon material breach by OAK of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify CCM of changes in control and failure to obtain written consent from CCM before referring to OAK's relationship with the Portfolio, the Trust, CCM or any of their affiliates in promotional materials. OAK may cure such breach within a 20-day period after notice thereof. Additionally, CCM may terminate the Proposed Subadvisory Contract without penalty if, in the reasonable judgment of CCM, OAK becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of OAK or any other circumstances which could adversely affect the Portfolio. In addition, the Proposed Subadvisory Contract is automatically terminable upon assignment.

     Under the Proposed Subadvisory Contract, for the services performed and the expenses assumed, OAK would receive a subadvisory fee from CCM (not the Portfolio), computed daily and paid monthly, at an annual rate of 0.30% of the portion of the Portfolio's average daily net assets under OAK's management.

     SHAREHOLDER  APPROVAL OF THIS  PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF
MANAGEMENT   FEES  PAID  BY  THE   PORTFOLIOS   TO  CCM  OR  CCM'S   DUTIES  AND
RESPONSIBILITIES TOWARD THE PORTFOLIOS UNDER THE PROPOSED MANAGEMENT CONTRACT.

     If approved by the Portfolio's shareholders, the Proposed Subadvisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Subadvisory Contract will continue in effect if it is approved at least annually by a vote of the Portfolio's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUBADVISORY CONTRACT AND THE PROPOSED SUBADVISORY CONTRACT

     The Interim Subadvisory Contract and the Proposed Subadvisory Contract are substantially similar. Some of the differences between these Contracts stem from the provisional nature of the Interim Subadvisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Subadvisory Contract is only effective for 150 days from the termination date of the Old Advisory Contracts, not for two years from the date of adoption as under the Proposed Subadvisory Contract, and only 10 days' written notice is required for termination of the Interim Subadvisory Contract by a Portfolio, rather than the 60 days' written notice required under the Proposed Subadvisory Contract. Another difference is an additional provision in the Proposed Subadvisory Contract that reflects the Board's ability to amend the Contract without shareholder approval in accordance with the anticipated SEC exemptive order discussed in Proposal 4 (provided Proposal 4 is approved by shareholders). In addition, the Proposed Subadvisory Contract specifically states that the Contract will terminate upon its assignment or the termination of the Proposed Management Contract.

EVALUATION BY THE BOARD

     In determining to approve the Proposed Subadvisory Contract, the Board analyzed the factors it deemed relevant, particularly CCM's decision to delegate portfolio advisory services for equity funds, OAK's particular experience in managing equity assets, its reputation, the past performance of other funds managed by OAK that invest in equity securities, its overall capabilities to perform the services under the Proposed Subadvisory Contract and its willingness to perform those services for the Portfolio. The Board also considered the subadvisory fees that would be payable to OAK. The Board reviewed the services provided by OAK to its other investment company clients, the ability of OAK to provide these services to the Portfolio, including its personnel, operations and financial condition, and other factors that would affect the provision of those services.

     The Board's review and analysis revealed that OAK capably manages equity assets, including those mutual fund assets listed in Appendix G. The Board concluded that OAK demonstrated capable management ability examining, among other factors, its long-standing experience, exceeding sixteen years, of equity management; the long-term past performance of other mutual funds and accounts managed by OAK; and the fees charged by OAK to comparable equity clients. Furthermore, OAK represented to the Board, in person and in writing, that it has a capable and seasoned advisory staff, stable operations, and a sound financial condition.

     After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, approved the Proposed Subadvisory Contract and recommended that it be submitted to the shareholders for approval.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Conseco Focus 20 Portfolio present at the Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                         ----------------------------

     PROPOSAL 4: TO APPROVE A POLICY TO PERMIT CCM AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, TO ENTER INTO SUBADVISORY CONTRACTS AND TO APPROVE AMENDMENTS TO SUBADVISORY CONTRACTS ON BEHALF OF THE PORTFOLIOS WITHOUT FURTHER SHAREHOLDER APPROVAL.

     At its meeting on January 17, 2001, the Board approved, and recommended that the shareholders of the Portfolios also be asked to approve, a policy to permit CCM, subject to the approval of the Board, to appoint and replace subadvisers, to enter into subadvisory contracts and to amend subadvisory contracts on behalf of the Portfolios without further shareholder approval ("Subadviser Approval Policy"). Shareholders are being asked to approve this policy at the meeting to permit CCM to make future changes in the subadvisory arrangements for the Portfolios without having to incur the expense of another shareholder meeting. If approved by the Portfolios' shareholders, the policy would apply only to subadvisers that are not CCM affiliates and thus would not permit CCM and the Board to appoint any CCM affiliate to serve as subadviser to the Portfolios without shareholder approval.

THE ANTICIPATED EXEMPTIVE ORDER

     On February 12, 2001, the Portfolios and CCM anticipate filing an application for exemptive relief from the SEC that would permit CCM and the Portfolios' Board to appoint and replace subadvisers that are not affiliated with CCM and to amend subadvisory contracts with these subadvisers without obtaining shareholder approval. The Portfolios' shareholders must approve the Subadviser Approval Policy before CCM and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Portfolios' shareholders approve all new subadvisory contracts as well as material amendments to any existing subadvisory contract. If shareholders approve this proposal, CCM will be authorized to evaluate, select and retain unaffiliated subadvisers for the Portfolios, subject to approval by the Board, including a majority of the Independent Trustees, and to modify the subadvisory contracts without obtaining further approval of the Portfolios' shareholders whenever CCM and the Board believe these actions would benefit the Portfolios and their shareholders. As explained below, shareholders would receive detailed information regarding any new subadviser.

CURRENT SUBADVISER APPROVAL PROCESS

     Currently, the holders of a majority of a Portfolio's outstanding shares must approve any subadvisory contract between CCM and another investment adviser pursuant to which the other adviser provides a Portfolio with investment management services. Shareholder approval is required in addition to approval by the Board and a majority of the Independent Trustees.

PROPOSED SUBADVISER APPROVAL POLICY

     The proposed Subadviser Approval Policy would permit CCM, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace subadvisers and to amend subadvisory contracts without obtaining shareholder approval. The Subadviser Approval Policy thus would permit CCM to change subadvisers or subadvisory arrangements in the following types of situations, among others: (1) the subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of a Portfolio have moved from the subadviser to another investment advisory firm; (3) there is a change of control of the subadviser; (4) CCM decides to diversify a Portfolio's management by adding another subadviser; or (5) there is a change in investment style of a Portfolio. The Subadviser Approval Policy will not be used to approve any subadviser that is affiliated with CCM, as that term is used in the 1940 Act, or materially amend any subadvisory contract with an affiliated subadviser.

     Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Portfolios, CCM, any subadviser, or any subadvisory contract, other than the requirement to call and hold a meeting of the Portfolio's shareholders for the purpose of approving a subadvisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts between CCM and any subadviser as well as all changes to existing subadvisory contracts. In addition, the Portfolios and CCM will be subject to several conditions imposed by the SEC to ensure that the interests of the Portfolios' shareholders are adequately protected whenever CCM acts under the Subadviser Approval Policy. Finally, within 90 days of the appointment of a new subadviser, a Portfolio will provide its shareholders with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory contract and the subadvisory fee that the Portfolio's shareholders would receive in a proxy statement.

     If a Portfolio's shareholders are not satisfied with the subadvisory arrangements that CCM and the Board implement under the Subadviser Approval Policy, they would, of course, be able to exchange or sell their shares.

     SHAREHOLDER  APPROVAL OF THIS  PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF
MANAGEMENT   FEES  PAID  BY  THE   PORTFOLIOS   TO  CCM  OR  CCM'S   DUTIES  AND
RESPONSIBILITIES TOWARD THE PORTFOLIOS UNDER THE PROPOSED MANAGEMENT CONTRACT.

BENEFITS OF THE SUBADVISORY APPROVAL POLICY

     The Board believes that it is in the best interests of the Portfolios' shareholders to give CCM the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Portfolios' Interim Management Contract and Interim Subadvisory Contracts were adopted), a Portfolio's current advisory contract must be terminated before the Rule can apply and a Portfolio's shareholders still must approve both the resultant interim advisory and subadvisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a Portfolio must still call and hold a meeting of the Portfolio's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by a Portfolio (although in the case of this solicitation, they are being borne by CCM). If CCM and the Board can rely on the Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and CCM believe that the appointment would benefit the Portfolios and their shareholders.

     Also, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever CCM selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that CCM continues to act in the best interests of the Portfolios and their shareholders.

REQUIRED VOTE

     Approval of Proposal 4 with regard to any Portfolio requires the affirmative vote of the lesser of (1) 67% or more of the shares of a Portfolio present at the Meeting, if more than 50% of the outstanding shares of such Portfolio are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARDS RECOMMEND THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.

                         ----------------------------

PROPOSAL 5: TO ELECT A BOARD OF TRUSTEES.

     The Board proposes that shareholders elect the seven individuals named in the table below as members of the Trust's Board. All Trustees will serve until their successors are duly elected and qualified. Mr. Bublitz was elected to the Board by the other Board members on August 17, 1994, while Messrs. Daves, Hartley, LeCroy and Parrish were elected to the Board by the Trust's shareholders on June 30, 1993. The other Board members elected Mr. Walthall to the Board on October 12, 1998. Mr. Hahn is not currently a member of the Board, but was nominated by the current Board on January 17, 2001.

     The following information regarding each person nominated for election as a Trustee includes such person's age, positions with CCM (if any), principal occupation and business experience for the last five years:





NAME                     AGE    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

MAXWELL E. BUBLITZ*      45     Trustee and  President  of the Trust;  Chartered
                                Financial Analyst;  CEO, President and Director,
                                Adviser;  Senior Vice President,  Investments of
                                Conseco,  Inc.;  President  and Trustee of three
                                other  investment   companies  managed  by  CCM.
                                Address:   11825  North   Pennsylvania   Street,
                                Carmel, Indiana 46032.

NAME                     AGE    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

WILLIAM P. DAVES, Jr.    75     Trustee and  Chairman of the Board of the Trust;
                                Consultant   to   insurance    and    healthcare
                                industries;   Director,   Chairman   and   Chief
                                Executive  Officer,  FFG Insurance Co.; Chairman
                                of  the  Board  and   Trustee  of  three   other
                                investment  companies  managed by CCM.  Address:
                                5723 Trail Meadow, Dallas, Texas 75230.

HAROLD W. HARTLEY        77     Trustee  of  the  Trust;   Chartered   Financial
                                Analyst;  Director,  Ennis Business Forms, Inc.;
                                Retired,   Executive  Vice  President,   Tenneco
                                Financial Services, Inc.; Trustee of three other investment companies managed by CCM. Address:
                                502 Canal Cove Ct.,  Ft.  Myers  Beach,  Florida
                                33913.


DR. R. JAN LECROY        69     Trustee  of  the  Trust;   Director,   Southwest
                                Securities  Group,  Inc.;  Retired,   President,
                                Dallas Citizens Council; Trustee of three other investment companies managed by CCM. Address:
                                841 Liberty, Dallas, Texas 75204.

DR. JESS H. PARRISH      73     Trustee   of   the   Trust;   Higher   Education
                                Consultant;  Former President,  Midland College;
                                Trustee of three other investment companies managed by CCM. Address: 2805 Sentinel, Midland,
                                Texas 79701.

DAVID N. WALTHALL        55     Trustee of the Trust; Principal,  Walthall Asset
                                Management;  Formerly President, Chief Executive
                                Officer  and  Director  of  Lyrick  Corporation;
                                Formerly,  President  and  CEO,  Heritage  Media
                                Corporation;  Formerly, Director, Eagle National
                                Bank;   Trustee   of  three   other   investment
                                companies  managed by CCM.  Address:  1 Galleria
                                Tower,  Suite  1050,  13355 Noel  Road,  Dallas,
                                Texas 75240.

NAME                     AGE    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

NEW NOMINEE:

GREGORY J. HAHN*         40     Chartered   Financial   Analyst;   Senior   Vice
                                President,  CCM;  Vice  President  of the Trust;
                                Trustee and officer of three other investment companies managed by CCM. Address: 11825 North
                                Pennsylvania Street, Carmel, Indiana 46032.

* The Trustees so indicated are considered "interested persons," of the Trust as defined in the 1940 Act, due to their employment with CCM.

     The following information pertaining to each executive officer of the Trust not listed above includes such person's age, positions with CCM (if any), principal occupation and business experience for the last five years:


                                       PRINCIPAL  OCCUPATION  AND BUSINESS
NAME AND POSITION WITH FUND    AGE     EXPERIENCE FOR PAST FIVE YEARS

WILLIAM P. KOVACS, ESQ.        55     Vice    President,     General    Counsel,
Vice President and Secretary          Secretary,  Chief  Compliance  Officer and
                                      Director of Adviser.  Vice  President  and
                                      Secretary   of  three   other   investment
                                      companies managed by CCM.  Previously,  Of
                                      Counsel to Shefsky & Froelich  and Rudnick
                                      & Wolfe; Prior thereto, Vice President and
                                      Assistant   Secretary,   Kemper  Financial
                                      Services, Inc.

JAMES S. ADAMS                 41     Senior Vice  President,  Chief  Accounting
Treasurer                             Officer and Treasurer of Conseco, Inc. and
                                      various subsidiaries. Treasurer of three other investment companies managed by CCM.

WILLIAM T. DEVANNEY            45     Senior Vice President, Corporate Taxes, of
Vice President                        Conseco   Services,    LLC   and   various
                                      affiliates. Vice President of three other investment companies managed by CCM.

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, your shares will be voted "FOR" such other nominee or nominees as the Trustees may recommend.

     To the knowledge of the Trust's management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

     There were four meetings of the Board held during the Trust's fiscal year ended December 31, 2000. Each Trustee attended at least 75% of the total number of meetings of the Board.

     The Trust has an audit committee comprised of all of the Independent Trustees of the Trust. The audit committee reviews financial statements and other audit-related matters as they arise throughout the year. The Trust also has a nominating committee comprised of its Independent Trustees. In addition, the Trust has a compensation committee comprised of its Independent Trustees. If shareholders would like to recommend a nominee to the Board, they should send resumes or other information to William P. Kovacs, Secretary of the Trust, at Conseco Capital Management, 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     Effective July 1, 2000, each Trustee who is not an "interested person" of the Trust receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or Independent Trustee meeting he attends, and a fee of $500.00 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Trustee who is not an "interested person" of the Trust for travel and out-of-pocket expenses.

     The Trust does not pay any other remuneration to its officers and Board members, and the Trust does not have a bonus, pension, profit sharing or retirement plan.

     The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2000, and by all funds in the Conseco Family of Funds for which such Independent Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 2000, was as follows:


--------------------------------------------------------------------------------
Name of Trustee          Aggregate Compensation     Total Compensation from
                         from the Trust*            the Trust and Fund Complex**
--------------------------------------------------------------------------------

William P. Daves, Jr.    $13,666.66                 $38,521.50 (17)

--------------------------------------------------------------------------------

Harold W. Hartley        $12,916.66                 $36,834.00 (17)

--------------------------------------------------------------------------------

Dr. R. Jan LeCroy        $12,916.66                 $36,834.00 (17)

--------------------------------------------------------------------------------

Dr. Jess H. Parrish      $12,916.66                 $36,834.00 (17)

--------------------------------------------------------------------------------

David N. Walthall        $12,916.66                 $36,834.00 (17)

--------------------------------------------------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,958.78 for all Trustees as a group.

** Represents TOTAL COMPENSATION FROM ALL investment companies in the fund complex, including the Trust, for which the Trustee serves as a Board member. The number in parentheses represents the number of investment company series the Trustee served.

REQUIRED VOTE

     Proposal 5 requires a plurality vote of the total outstanding shares of the Trust for each nominee, which means that the seven nominees receiving the largest number of votes will be elected.


            THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
 TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE
                       TO SERVE AS A TRUSTEE OF THE TRUST.

                           -------------------------


     PROPOSAL  6:  TO  CONSIDER  THE   RATIFICATION  OF  THE  SELECTION  OF  THE
     INDEPENDENT ACCOUNTANTS.

     The Board, including all of the Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as the independent accountants of the Trust for the fiscal year ending December 31, 2001. Apart from fees received as independent accountants, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

     The employment of PricewaterhouseCoopers LLP is conditioned upon the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The independent accountants examine annual financial statements for each Portfolio and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. PricewaterhouseCoopers LLP has acted as independent accountants of the Trust since 1993. The Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2001 is in the best interests of the Trust and each Portfolio.

REQUIRED VOTE

     Approval of Proposal 6 with respect to the Trust requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are represented at the Meeting in person or by proxy.

       THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION
     OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.

                          ----------------------------


     PROPOSAL 7: TO APPROVE A PLAN OF DISTRIBUTION AND SERVICE PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT FOR THE PORTFOLIOS.

INTRODUCTION

     At a meeting of the Board of Trustees of the Trust (the "Board") held on January 17, 2001, the Board, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees") voting separately, unanimously voted to approve a Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Independent Trustees have no direct or indirect financial interest in the operation of the Plan. Rule 12b-1 under the 1940 Act provides, among other things, that a mutual fund may finance activities primarily intended to result in the sale of its shares only pursuant to a plan adopted in accordance with this rule. Implementing a new Plan of Distribution and Service also requires shareholder approval.

     The Plan of Distribution and Service will be governed by Rule 12b-1 under the 1940 Act, which requires that (1) the Rule 12b-1 plan must be approved with respect to a Portfolio by a vote of at least a majority of the outstanding voting securities of that Portfolio; (2) the Plan and any related agreements must be approved by a vote of the Trust's Board of Trustees, and by a majority of the Independent Trustees; (3) both the Plan and the related agreements must provide in substance (i) that they will be subject to annual approval by the Trustees and Independent Trustees, (ii) that any person authorized to make payments under the Plan or a related agreement must provide the Trustees with a quarterly written report of payments made and the purpose of the payments, (iii) that the Plan may be terminated at any time by a majority of the Independent Trustees, (iv) that any related agreement may be terminated without penalty at any time by a vote of the outstanding securities of a Portfolio on not more than 60 days written notice, and (v) that any related agreement terminates if it is assigned; (4) a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees; and (5) in implementing or continuing the Plan, the Trustees must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders.

     The Plan is intended to assist and promote the sale of the Trust's shares by providing the Distributor with additional resources. The Board recommends the shareholders of each Portfolio approve the Plan. A copy of the Plan may be found in Appendix H.

TERMS OF THE PLAN OF DISTRIBUTION

     The Board has approved a Distribution Agreement between the Portfolios and Conseco Equity Sales, Inc. ("CES", or the "Distributor") that will take effect if shareholders approve the Plan. CES is an affiliate of Conseco Variable Insurance Corporation ("CVIC") and Conseco Series Trust. Under the Distribution Agreement, CES, will act as distributor for the Portfolios. Each Portfolio would pay a distribution fee equal to 0.25% of the Portfolio's average daily net assets per annum to CES. As Distributor, CES will provide, among other things, the following services:

o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust or the Variable Annuity and Flexible Variable Annuity Life Insurance Policies (the "Variable Contracts").

o  Printing  and  mailing  of  Trust  prospectuses,   statements  of  additional
   information, any supplements thereto and shareholder reports for prospective Variable Contract owners.

o Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, including materials intended either for broker-dealer only use or for retail use.

o Providing information about the Trust or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers.

o Providing assistance to broker-dealers that are conducting due diligence on the Trust or the Variable Contracts.

o Payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts.

o Obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Trust or the Variable Contracts.

o  Training sales personnel regarding sales of Variable Contracts.

o  Personal service and/or maintenance of the Variable Contract owner accounts.

o Financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.


CES will provide these services either directly or through affiliated or unaffiliated third parties. If CES provides these services through third parties, it will compensate the third parties out of the fees paid to it under the Plan or its other resources.

     The Plan does not require the Distributor or other recipient of payments under the Plan to maintain any specific level of expenditures, nor is the Distributor or other recipient precluded from earning a profit on the fees received. Nothing in the Plan, however, limits the ability of the Distributor, the Portfolios' investment adviser, or others to spend additional money in connection with the promotion of sales of Portfolio shares.

REASONS FOR THE PROPOSAL

     CVIC has recommended this proposal to the Board because of competitive pressures and increased expenses associated with providing distribution services and shareholder servicing to the Portfolios. CVIC believes that the distribution and service fee proposed for the Portfolios is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the Portfolios. CVIC believes that the compensation practices that prevail among the entities that market the Portfolios to investors justify adopting the Plan.

     If the Plan were adopted, the fees paid would be available for distribution-related expenses as well as shareholder servicing. Many of the Trust's competitors have distribution and service plans, which they use to compensate third-party service providers for making fund shares available to their clients and/or for providing services to investors. CVIC believes it will be difficult to maintain a relationship with these third-party service providers unless they are provided with additional compensation to offset the increased costs of making the funds available to their clients and maintaining the clients' assets in the funds. Certain third-party service providers that are registered broker-dealers may use money provided under the Plan to pay individual sales representatives. CVIC believes that the fees under the Plan will help the Portfolios maintain and improve distribution activities that are necessary for the Portfolios to maintain a sufficient size to spread their fixed costs over a substantial asset base.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                       NONE*

Maximum Deferred Sales Charge (Load)                                   NONE*

Maximum Sales Charge (Load) Imposed on Reinvested Dividends            NONE*

Redemption Fees                                                        NONE*

Exchange Fee                                                           NONE*

* Shares of the Portfolios may be purchased through variable insurance products, which involve their own charges and expenses. This table does not reflect any such charges.

CURRENT ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):



--------------------------------------------------------------------------------
PORTFOLIO:          MANAGEMENT  OTHER     TOTAL       FEE WAIVERS     NET ANNUAL
                    FEES        EXPENSES  ANNUAL      AND EXPENSE     PORTFOLIO
                                          PORTFOLIO   REIMBURSEMENT   OPERATING
                                          OPERATING                   EXPENSES
                                          EXPENSES
--------------------------------------------------------------------------------
Conseco 20 Focus    0.80%       0.08%     0.88%       0.00%           0.88%
Portfolio

--------------------------------------------------------------------------------
Equity Portfolio    0.73%       0.08%     0.81%       0.00%           0.81%


--------------------------------------------------------------------------------
Balanced Portfolio  0.75%       0.08%     0.83%       0.00%           0.83%


--------------------------------------------------------------------------------
High Yield          0.80%       0.08%     0.88%       0.00%           0.88%
Portfolio

--------------------------------------------------------------------------------
Fixed Income        0.60%       0.08%     0.68%       0.00%           0.68%
Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government          0.60%       0.08%     0.68%       0.00%           0.68%
Securities
Portfolio
--------------------------------------------------------------------------------
Money Market        0.60%       0.08%     0.68%       0.25%           0.43%
Portfolio

--------------------------------------------------------------------------------

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
PORTFOLIO:            MANAGEMENT          ESTIMATED          OTHER          TOTAL            FEE WAIVERS              NET ANNUAL
                      FEES                DISTRIBUTION       EXPENSES       ANNUAL           AND EXPENSE              PORTFOLIO
                                          (12b-1) FEES                      PORTFOLIO        REIMBURSEMENTS           OPERATING
                                                                            OPERATING                                 EXPENSES
                                                                            EXPENSES

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Conseco 20 Focus      0.80%               0.25%              0.08%          1.13%            0.00%                    1.13%
Portfolio

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Equity Portfolio      0.73%               0.25%              0.08%          1.08%            0.00%                    1.08%

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Balanced Portfolio    0.75%               0.25%              0.08%          1.08%            0.00%                    1.08%

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
High Yield Portfolio  0.80%               0.25%              0.08%          1.13%            0.00%                    1.13%

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Fixed Income          0.60%               0.25%              0.08%          0.93%            0.00%                    0.93%
Portfolio

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Government            0.60%               0.25%              0.08%          0.93%            0.00%                    0.93%
Securities Portfolio

--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------
Money Market          0.60%               0.25%              0.08%
Portfolio                                                                   0.93%            0.25%                    0.68%
--------------------- ------------------- ------------------ -------------- ---------------- ------------------------ --------------

EXPENSE EXAMPLES

     These examples assume that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. The first table assumes that the Portfolios' total operating expenses remain at current levels. The second table reflects the effect of the imputed distribution fees as discussed above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


CURRENT EXPENSES

--------------------------------------------------------------------------------
PORTFOLIO:     CURRENT       AFTER:
--------------------------------------------------------------------------------
                   1 YR.         3 YRS.           5 YRS.          10 YRS.
--------------------------------------------------------------------------------
Conseco            90            281              488            1084
20 Focus
Portfolio
--------------------------------------------------------------------------------
Equity             83            259              450            1002
Portfolio

--------------------------------------------------------------------------------
Balanced           85            265              460            1025
Portfolio

--------------------------------------------------------------------------------
High Yield         90            281              488            1084
Portfolio

--------------------------------------------------------------------------------
Fixed Income       69            218              379            847
Portfolio

--------------------------------------------------------------------------------
Government         69            218              379            847
Securities
Portfolio
--------------------------------------------------------------------------------
Money Market       44            192              354            823
Portfolio

--------------------------------------------------------------------------------

WITH DISTRIBUTION AND SERVICE FEES

--------------------------------------------------------------------------------
PORTFOLIO:        CURRENT        AFTER
--------------------------------------------------------------------------------
                  1 YR.          3 YR.            5 YRS.         10 YRS.
--------------------------------------------------------------------------------

Conseco Focus     115            359              622            1375
Portfolio

--------------------------------------------------------------------------------
Equity            110            343              595            1317
Portfolio

--------------------------------------------------------------------------------
Balanced          110            343              595            1317
Portfolio

--------------------------------------------------------------------------------
High Yield        115            359              622            1375
Portfolio

--------------------------------------------------------------------------------
Fixed Income       95            296              515            1143
Portfolio

--------------------------------------------------------------------------------
Government         95            296              515            1143
Securities
Portfolio

--------------------------------------------------------------------------------
Money Market      69             271              490            1120
Portfolio

--------------------------------------------------------------------------------


     Approval of the Plan will, to the extent the increase is not offset by economies of scale, increase the total expenses borne by the Portfolios, and indirectly, by shareholders.

EVALUATION BY THE BOARD OF DIRECTORS

     Until now the Portfolios have not utilized a principal underwriter or distributor in connection with distribution of their shares. The current agreement between the Portfolios and CVIC requires the latter to bear all advertising and promotional expenses in connection with the distribution of the Portfolios' shares. In view of recent trends in the industry, CVIC recommended to the Board that another company within the Conseco family of companies, Conseco Equity Sales, Inc., should become the distributor for the Portfolios. CES already acts as distributor for nine mutual funds advised by Conseco Capital Management that are offered directly to the public, rather than through the Variable Contracts.

     In determining whether to approve the proposed Plan, the Board considered the following material factors:

o  The potential costs and benefits of an increase in Portfolio expenses.

o The channels through which variable annuity and variable life contracts and their underlying portfolios are marketed to the public have evolved substantially in recent years, as have the means by which and entities through which distribution- and shareholder servicing-related activities are carried out. The Board believed that the retention of a distributor by the Portfolios and the payment of a distribution and service fees to the distributor would provide the resources and flexibility needed in order for the Portfolios to respond to these industry changes.

o The possibility that the Portfolios may wish to offer their shares through separate accounts of insurance companies not affiliated with CVIC. The Board believed that the proposed Plan could facilitate such offerings if they are undertaken.

o The likelihood that the proposed Plan will increase sales of Portfolio shares. The Board determined that the distribution fees available under the Plan would be attractive to fund "supermarkets" and others that make the Portfolios' shares available. The Board believed that the possible benefits to the Portfolios and their shareholders from increased sales include economies of scale resulting in potentially lower expense ratios, more investment flexibility, and increased liquidity.

o The benefits of the Plan to the Distributor, as the payment of distribution expenses could reduce the need for the Distributor (or an affiliate) to pay such expenses out of its own resources. The Board also considered the amount of unreimbursed expensed borne by CVIC from prior years.

o The benefit to CCM from increased sales, since its advisory fees are based on the respective Portfolios' net asset levels.

o  Whether reasonable alternatives to the proposed Plan existed.

     Based on the foregoing considerations, the Board concluded that there is a reasonable likelihood that the proposed Plan will benefit the Portfolios and their shareholders. The Board therefore approved the proposed Plan and recommended its approval by Portfolio shareholders.

VOTE REQUIRED

     Approval of this proposal with respect to each Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy.

     The Distribution and Service Plan will become effective with respect to a Portfolio whose shareholders approve it as described above, even if shareholders of the other Portfolios do not approve the Plan.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
               SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE
                   PROPOSED PLAN OF DISTRIBUTION AND SERVICE.

                          ----------------------------


                                OTHER INFORMATION

     SHAREHOLDER PROPOSALS. As a general matter, the Portfolios do not hold regular annual or other regular meetings of shareholders. Any shareholder that wishes to submit proposals to be considered at a special meeting of the Portfolios' shareholders should send such proposals to a Portfolio at 11825 North Pennsylvania Street, Carmel, Indiana 46032. Proposals must be received within a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     OTHER BUSINESS. The Portfolios' management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy
Statement, but should any other matter requiring a vote of the Portfolios' shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolios.

                                          By Order of the Board of Trustees,

                                          -----------------------------
                                          William P. Kovacs,
                                          Secretary

February 12, 2001

                                   APPENDIX A



     As of January 24, 2001, the following shareholders are shown on the Portfolio's records as owning more than 5% of a class of its shares*

-----------------------------------------------------------------------------------------------------
                                                                NUMBER AND PERCENTAGE OF SHARES
      FUND         NAME AND ADDRESS                        BENEFICIALLY OWNED AS OF JANUARY 24, 2001
-----------------------------------------------------------------------------------------------------
    CONSECO        Conseco Variable Insurance Company**      99.99%             496,960.943
FOCUS PORTFOLIO    & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO   Conseco Variable Insurance Company**      96.27%          14,988,906.089
                   & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
    BALANCED       Conseco Variable Insurance Company**      99.96%           5,733,999.900
   PORTFOLIO       & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
  HIGH YIELD       Conseco Variable Insurance Company**      99.99%             431,345.983
  PORTFOLIO        & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
FIXED INCOME       Conseco Variable Insurance Company**      99.99%           3,868,779.788
 PORTFOLIO         & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
GOVERNMENT         Conseco Variable Insurance Company**      99.99%           1,510,800.482
SECURITIES         & Bankers National Life Insurance Co.
PORTFOLIO          11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------
MONEY MARKET       Conseco Variable Insurance Company**      99.99%          78,264,273.290
 PORTFOLIO         & Bankers National Life Insurance Co.
                   11815 N. Pennsylvania Street
                   Carmel, IN 46032
-----------------------------------------------------------------------------------------------------

 *The two listed record holders of beneficial  interest are affiliates and their interests are merged.
**Formerly known as Great American Reserve Company.

Each shareholder listed may be contacted c/o Conseco Capital Management, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032. 1-317-817-4560

o Conseco Services, LLC is the administrator ("Administrator") for each of the Portfolios. The Administrator is located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032. For providing administrative services, the Administrator will receive an annual fee from each Portfolio as follows:
   0.10% for the first $100 million; 0.08% for the second $100 million; and 0.06% for assets exceeding $200 million for each Portfolio.

o The Administrator will continue services if the Proposals discussed herein are passed.

                                   APPENDIX B

                     FORM OF INVESTMENT MANAGEMENT CONTRACT

     WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

     WHEREAS the Trust desires to retain CCM and may desire to have one or more investment advisers (each a "Subadviser") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Portfolio"); and

     WHEREAS the Trust desires to retain CCM as investment manager to furnish certain portfolio management services to the Trust with respect to each Portfolio for which a Subadviser is employed, and CCM is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Trust hereby appoints CCM as investment adviser of the Trust and each Portfolio for the period and on the terms set forth in this Contract. CCM accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.


     2.   Employment; Duties of CCM.

     (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and any written guidelines adopted by the Board, CCM will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. CCM will determine from time to time what investments will be purchased, retained or sold by each Portfolio or Segment. CCM will be responsible for placing purchase and sell orders for investments and for other related transactions for each Portfolio or Segment. CCM will be responsible for voting proxies of issuers of securities held by each Portfolio or Segment. CCM understands that each Portfolio's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). CCM will provide services under this Contract in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

     (b) CCM agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Portfolio, CCM may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide CCM with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Portfolio or Segment, and CCM may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to CCM's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of CCM to each Portfolio and its other clients and that the total commissions paid by each Portfolio or Segment will be reasonable in relation to the benefits to each Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to CCM, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. CCM may aggregate sales and purchase orders with respect to the assets of each Portfolio or Segment with similar orders being made simultaneously for other accounts advised by CCM or its affiliates. Whenever CCM simultaneously places orders to purchase or sell the same security on behalf of a

Portfolio and one or more other accounts advised by CCM, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (c) CCM will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by CCM on behalf of each Portfolio or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, CCM hereby agrees that all records that it maintains for a Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Portfolio upon request by the Trust.

     (d) At such times as shall be reasonably requested by the Board, CCM will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Portfolio or Segment and make available to the Board any economic, statistical and investment services that CCM normally makes available to its institutional or other customers.

     (e) In accordance with procedures adopted by the Board, as amended from time to time, CCM is responsible for assisting in the fair valuation of all portfolio securities in each Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of CCM for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.


     3. Retention of a Subadviser. CCM may retain one or more Subadvisers, at CCM's own cost and expense. In the event that CCM retains one or more Subadviser(s) for a Portfolio, the following provisions apply:

     (a) Subject to the oversight and direction of the Board of Trustees of the Trust ("Trustees"), CCM will provide to the Trust investment management evaluation services by performing initial reviews of prospective Subadviser(s) for each Portfolio and supervising and monitoring performance of the Subadviser(s) thereafter. CCM agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. CCM further agrees to communicate performance expectations and evaluations to the Subadviser(s), and to recommend to the Trust whether agreements with Subadviser(s) should be renewed, modified or terminated.

     (b) CCM will be responsible for informing the Subadviser(s) of the investment objective(s), policies and restrictions of the Portfolio for which each Subadviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Subadviser(s) with respect to the Portfolio for which each Subadviser is responsible, and for monitoring each Subadviser's discharge of its duties; but CCM is not responsible for the specific actions (or inactions) of a Subadviser in the performance of the duties assigned to it.

     (c) With respect to each Subadviser for a Portfolio, CCM shall enter into an agreement ("Subadvisory Agreement") with the Subadviser in substantially the form previously approved by the Board.

     (d) CCM shall be responsible for the fees payable to and shall pay the Subadviser(s) of a Portfolio the fee as specified in the Subadvisory Agreement relating thereto.

     4. Further Duties. In all matters relating to the performance of this Contract, CCM will act in conformity with the Declaration of Trust, By-Laws and the currently effective registration statement of the Trust and any amendments or supplements thereto ("Registration Statement") and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, The Advisors Act, and the rules under each, and all other applicable federal and state laws and regulations.

     5. Services Not Exclusive. The services furnished by CCM hereunder are not to be deemed exclusive and CCM shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of CCM, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6.   Expenses.

     (a) During the term of this Contract, each Portfolio will bear all expenses, not specifically assumed by CCM, incurred in its operations and the offering of its shares.

     (b) Expenses borne by each Portfolio will include but not be limited to the following (or each Portfolios' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Portfolio by CCM under this Contract;
(iii) filing fees and expenses relating to the registrations and qualification of the Portfolio's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or CCM; (v) all expenses incurred in connection with the Trustees' services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Portfolio for violation of any law; (ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Portfolio; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

     (c) The Trust or a Portfolio may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by CCM and acknowledged as otherwise payable by CCM pursuant to this Contract, a Portfolio may reduce the fee payable to CCM pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to CCM on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

     (d) CCM will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

     (e) The payment or assumption by CCM of any expenses of the Trust or a Portfolio that CCM is not required by this Contract to pay or assume shall not obligate CCM to pay or assume the same or any similar expense of the Trust or a Portfolio on any subsequent occasion.

     7.   Compensation.

     (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Portfolio, the Trust will pay to CCM a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Portfolio.

     (b) The fee shall be computed daily and paid monthly to CCM on or before the first business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     8. Limitation of Liability of CCM. CCM and its officers, directors, employees and delegates, including any Subadviser to a Portfolio, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, a Portfolio or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of CCM, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Portfolio or the Trust or acting with respect to any business of a Portfolio or the Trust, to be rendering such service to or acting solely for a Portfolio or the Trust and not as an officer, director, employee, or agent or one under the control or direction of CCM even though paid by it.

     9. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Portfolio shall not be liable for any obligations of any Portfolio or the Trust under this Agreement and CCM agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

     10.  Duration and Termination.

     (a) This Contract shall become effective for each Portfolio upon the day and year first written above, provided that this Contract has been approved for the Portfolio by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Portfolio.

     (c) Notwithstanding the foregoing, with respect to a Portfolio, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio upon delivery of sixty (60) days' written notice to CCM and may be terminated by CCM at any time, without the payment of any penalty, upon delivery of sixty (60) days' written notice to the Trust. Termination of this Contract with respect to a Portfolio shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Portfolio. This Contract shall terminate automatically in the event of its assignment.

     11. Additional Portfolios. In the event that the Trust establishes one or more series of shares with respect to which it desires to have CCM render services under this Contract, it shall so notify CCM in writing. If CCM agrees in writing to provide said services, such series of shares shall become a Portfolio hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

     12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Portfolio shall be effective until approved by vote of the Independent Trustees or a majority of the Portfolio's outstanding voting securities.

     13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Indiana or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

     14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


                                              CONSECO SERIES TRUST
Attest:                                       By
        --------------------                     ----------------------
        William P. Kovacs                     Name:  Maxwell E. Bublitz
        Secretary                             Title: President


                                              CONSECO CAPITAL MANAGEMENT, INC.
Attest:                                       By
        --------------------                     ----------------------
        William P. Kovacs                     Name:  Gregory J. Hahn
        Secretary                             Title: Senior Vice President

                              CONSECO SERIES TRUST
                         INVESTMENT MANAGEMENT CONTRACT



                                   SCHEDULE A


         Series                                                  Annual Fee
Conseco 20 Focus Portfolio                                          0.70%
Equity Portfolio                                                    0.65%
Balanced Portfolio                                                  0.65%
High Yield Portfolio                                                0.70%
Fixed Income Portfolio                                              0.50%
Government Securities Portfolio                                     0.50%
Money Market Portfolio                                              0.25%

                                   APPENDIX C

MORE INFORMATION ABOUT CCM

     CCM serves as the Portfolios' investment adviser. CCM, a Delaware corporation, is a wholly owned asset management subsidiary of Conseco, Inc., a diversified organization, with operations in many areas of the financial services industry. CCM is located at 11825 North Pennsylvania Street, Carmel, Indiana 46032. The principal business offices of Conseco, Inc. are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. As of December 31, 2000, CCM was the adviser or subadviser of 4 investment companies with 17 separate portfolios and aggregate assets of approximately $1.3 billion.

     Since December 31, 2000, purchases and sales of the securities of any parent or subsidiary of CCM, CEP or OAK by the trustees of the Portfolios did not exceed 1% of the outstanding securities of any class of securities of such entities.

     The following is a list of the directors and principal executive officer of
CCM:

                              POSITION(S) WITH CONSECO              PRINCIPAL
NAME                          CAPITAL MANAGEMENT, INC.             OCCUPATION
Maxwell E. Bublitz            President & CEO                       President
Gregory J. Hahn               Senior Vice President             Chief Investment
                                                                     Officer
Nora A. Bammann               Senior Vice President              Human Resources
Bruce Johnston                Senior Vice President              National Sales
                                                                    Director
----------
The business address of each person listed above is 11825 North Pennsylvania Street, Carmel, Indiana 46032.

OTHER INVESTMENT COMPANY CLIENTS

     CCM also serves as investment adviser to the following investment companies, which have investment objectives similar to the Portfolios', at the fee rates set forth below.

----------------------------------------------------------------------------------------------------
    FUND               APPROXIMATE        ANNUAL INVESTMENT               ANNUAL INVESTMENT
                        NET ASSETS           ADVISORY FEE                   ADVISORY FEE
                          AS OF                                            WITH APPLICABLE
                    DECEMBER 31, 2000                                          WAIVER
----------------------------------------------------------------------------------------------------
Conseco Strategic     $87.3 million       0.90% of average       0.90% of average daily net assets
Income Fund                               daily net assets
----------------------------------------------------------------------------------------------------
Conseco Stock Car     $4.85 million       0.65% of average       0.00% of average daily net assets
Stocks Index Fund                         daily net assets
----------------------------------------------------------------------------------------------------
Conseco Science &     $31.62 million      1.00% of average       0.58% of average daily net assets
Technology Fund                           daily net assets

----------------------------------------------------------------------------------------------------
Conseco 20 Fund       $222.16 million     0.70% of average       0.70% of average daily net assets
                                          daily net assets
----------------------------------------------------------------------------------------------------
Conseco               $30.31 million      0.70% of average       0.14% of average daily net assets
Large-Cap Fund                            daily net assets
----------------------------------------------------------------------------------------------------
Conseco               $156.04 million     0.70% of average       0.70% of average daily net assets
Equity Fund                               daily net assets
----------------------------------------------------------------------------------------------------
Conseco               $61.93 million      0.70% of average       0.46% of average daily net assets
Balanced Fund                             daily net assets
----------------------------------------------------------------------------------------------------
Conseco Convertible   $67.75 million      0.85% of average       0.70% of average daily net assets
Securities Fund                           daily net assets
----------------------------------------------------------------------------------------------------
Conseco High          $87.12 million      0.70% of average       0.52% of average daily net assets
Yield Fund                                daily net assets
----------------------------------------------------------------------------------------------------
Conseco Fixed         $73.91 million      0.45% of average       0.26% of average daily net assets
Income Fund                               daily net assets
----------------------------------------------------------------------------------------------------

                                   APPENDIX D

                          FORM OF SUBADVISORY CONTRACT


     Agreement made as of __________, 2001 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Chicago Equity Partners, LLC, a division of Bank of America, N.A., a Delaware limited liability company ("Subadviser").

                                    RECITALS

     (1) CCM has entered into an Interim Investment Management Agreement, dated December 1, 2000 ("Management Agreement"), with Conseco Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

     (2) CCM wishes to retain the Subadviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Portfolio"); and

     (3)  The Subadviser is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Subadviser agree as follows:

     1. Appointment. CCM hereby appoints the Subadviser as an investment subadviser with respect to each Portfolio for the period and on the terms set forth in this Contract. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.   Duties as Subadviser.

     (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Subadviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. The Subadviser will determine from time to time what investments will be purchased, retained or sold by each Portfolio or Segment. The Subadviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Portfolio or Segment. The Subadviser will be responsible for voting proxies of issuers of securities held by each Portfolio or Segment. The Subadviser understands that each Portfolio's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Subadviser will provide services under this Contract in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

     (b) The Subadviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Portfolio, the Subadviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Subadviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Portfolio or Segment, and the Subadviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Subadviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Subadviser to each Portfolio and its other clients and that the total commissions paid by each Portfolio or Segment will be reasonable in relation to the benefits to each Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the

Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Subadviser may aggregate sales and purchase orders with respect to the assets of each Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same security on behalf of a Portfolio and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (c) The Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Subadviser on behalf of each Portfolio or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for a Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Portfolio upon request by the Trust.

     (d) At such times as shall be reasonably requested by the Board or CCM, the Subadviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Portfolio or Segment and make available to the Board and CCM any economic, statistical and investment services that the Subadviser normally makes available to its institutional or other customers.

     (e) In accordance with procedures adopted by the Board, as amended from time to time, the Subadviser is responsible for assisting in the fair valuation of all portfolio securities in each Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Subadviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

     3. Further Duties. In all matters relating to the performance of this Contract, the Subadviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Portfolio. CCM agrees to provide to the Subadviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Subadviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

     4. Expenses. During the term of this Contract, the Subadviser will bear all expenses incurred by it in connection with its services under this Contract. The Subadviser shall not be responsible for any expenses incurred by the Trust, a Portfolio or CCM.

     5.   Compensation.

     (a) For the services provided and the expenses assumed by the Subadviser pursuant to this Contract, CCM, not each Portfolio, will pay to the Subadviser a subadvisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The subadvisory fee will be based on the average daily net assets of a Portfolio or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Subadviser with a schedule showing the manner in which the fee was computed. If the Subadviser is managing a Segment, its fees will be based on the value of assets of the Portfolio within the Subadviser's Segment.

     (b) The fee shall be accrued daily and payable monthly to the Subadviser on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

     6.   Limitation of Liability.

     (a) The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

     (b) In no event will the Subadviser have any responsibilities for any portion of a Portfolio's investments not managed by the Subadviser or for the acts or omissions of any other subadviser to the Trust or the Portfolio.

          In particular, in the event the Subadviser shall manage only a portion of a Portfolio's investments, the Subadviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Subadviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

          Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     7. Representations of Subadviser. The Subadviser represents, warrants and agrees as follows:

     (a) The Subadviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     (b) The Subadviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Subadviser shall certify to CCM that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of CCM, the Subadviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

     (c) The Subadviser will notify CCM of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Portfolio or senior management of the Subadviser, in each case prior to, or promptly after, such change.

     (d) The Subadviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Portfolio, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

     8. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Subadviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     9.   Duration and Termination.

     (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Portfolio's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Portfolio's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Portfolio.

     (c) Notwithstanding the foregoing, with respect to a Portfolio, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Subadviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Subadviser; (ii) upon material breach by the Subadviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Subadviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Subadviser or other circumstances that could adversely affect a Portfolio. The Subadviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Contract, as it relates to each Portfolio.

     10. Additional Portfolios. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Subadviser render services under this Agreement, it shall so notify the Subadviser in writing. If the Subadviser agrees in writing to provide said services, such series of shares shall become a Portfolio hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

     11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Portfolio shall be effective until approved by vote of the Independent Trustees or a majority of the Portfolio's outstanding voting securities.

     12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of law principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

     13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this

Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

     14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of William Kovacs, Chief Compliance Officer. All notices provided to the Subadviser will be sent to the attention of the Compliance Officer.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                              CONSECO CAPITAL MANAGEMENT, INC.
                                              11825 North Pennsylvania Street
                                              Carmel, Indiana 46032

Attest:                                       By
       --------------------                      ----------------------
       William P. Kovacs                      Name:  Maxwell E. Bublitz
       Secretary                              Title: President

                                              CHICAGO EQUITY PARTNERS, LLC,
                                              180 N LaSalle Street, Suite 3800,
                                              Chicago, IL 60601


Attest:                                       By
       --------------------                      ----------------------
       William P. Kovacs                          Name:  James D. Miller
       Secretary                                  Title: Chairman

                              CONSECO SERIES TRUST
                              SUBADVISORY CONTRACT


                                   SCHEDULE A


                    Series                                         Annual Fee
Equity Portfolio                                                      0.30%
The equity portion of Balanced Portfolio                              0.30%

                                   APPENDIX E

MORE INFORMATION ABOUT CEP

    CEP has a history of money management dating from 1988. CEP was formed in 1998 and purchased from Bank of America by its management team in April 2000. The management team had worked together at Bank of America, NT & SA, for many years prior to the formation of CEP. As of December 31, 2000, CEP had approximately $7.5 billion of assets under management. CEP is located at 180 N LaSalle Street, Suite 3800, Chicago, IL 60601. CEP is a wholly-owned subsidiary of Bank of America, N.A.

The following is a list of the directors and principal executive officer of CEP:

                                                                   PRINCIPAL
NAME                    POSITION(S) WITH CEP                      OCCUPATION
James D. Miller         Chairman, President & CEO              Portfolio Manager
Patrick C. Lynch        Senior Vice President & Treasurer      Portfolio Manager
Robert H. Kramer        Senior Vice President & Secretary      Portfolio Manager
David C. Coughenour     Senior Vice President                  Portfolio Manager
David R. Johnsen        Senior Vice President                  Portfolio Manager


----------
The business address of each person listed above is Chicago Equity Partners, LLC, 180 N LaSalle Street, Suite 3800, Chicago, IL 60601.


OTHER INVESTMENT COMPANY CLIENTS

     CEP also serves as investment adviser or subadviser to the following investment companies, which have investment objectives similar to the Portfolios', at the fee rates set forth below.


                      APPROXIMATE NET
                        ASSETS AS OF                  ANNUAL INVESTMENT
  PORTFOLIO           OCTOBER 31, 2000                   ADVISORY FEE

Nations Funds           $1.3 billion          0.10% of average daily net assets*
Accessor Funds          $340 million          0.10% of average daily net assets*

     *These investment companies have a long standing relationship with CEP. The Nations Funds were affiliated with Bank of America, NT & SA, the entity from which CEP was purchased by its current management team.

                                   APPENDIX F

                          FORM OF SUBADVISORY CONTRACT


     Agreement made as of __________, 2001 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Oak Associates, ltd., an Ohio limited liability company ("Subadviser").

                                    RECITALS

     (1) CCM has entered into an Interim Investment Management Agreement, dated December 1, 2000 ("Management Agreement"), with Conseco Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

     (2) CCM wishes to retain the Subadviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Portfolio"); and

     (3)  The Subadviser is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Subadviser agree as follows:

     1. Appointment. CCM hereby appoints the Subadviser as an investment subadviser with respect to each Portfolio for the period and on the terms set forth in this Contract. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.   Duties as Subadviser.

     (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Subadviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. The Subadviser will determine from time to time what investments will be purchased, retained or sold by each Portfolio or Segment. The Subadviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Portfolio or Segment. The Subadviser will be responsible for voting proxies of issuers of securities held by each Portfolio or Segment. The Subadviser understands that each Portfolio's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Subadviser will provide services under this Contract in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

     (b) The Subadviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Portfolio, the Subadviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Subadviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Portfolio or Segment, and the Subadviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Subadviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Subadviser to each Portfolio and its other clients and that the total commissions paid by each Portfolio or Segment will be reasonable in relation to the benefits to each Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the

Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Subadviser may aggregate sales and purchase orders with respect to the assets of each Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same security on behalf of a Portfolio and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (c) The Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Subadviser on behalf of each Portfolio or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for a Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Portfolio upon request by the Trust.

     (d) At such times as shall be reasonably requested by the Board or CCM, the Subadviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Portfolio or Segment and make available to the Board and CCM any economic, statistical and investment services that the Subadviser normally makes available to its institutional or other customers.

     (e) In accordance with procedures adopted by the Board, as amended from time to time, the Subadviser is responsible for assisting in the fair valuation of all portfolio securities in each Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Subadviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

     3. Further Duties. In all matters relating to the performance of this Contract, the Subadviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Portfolio. CCM agrees to provide to the Subadviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Subadviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

     4. Expenses. During the term of this Contract, the Subadviser will bear all expenses incurred by it in connection with its services under this Contract. The Subadviser shall not be responsible for any expenses incurred by the Trust, a Portfolio or CCM.

     5.   Compensation.

     (a) For the services provided and the expenses assumed by the Subadviser pursuant to this Contract, CCM, not each Portfolio, will pay to the Subadviser a subadvisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The subadvisory fee will be based on the average daily net assets of a Portfolio or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Subadviser with a schedule showing the manner in which the fee was computed. If the Subadviser is managing a Segment, its fees will be based on the value of assets of the Portfolio within the Subadviser's Segment.

     (b) The fee shall be accrued daily and payable monthly to the Subadviser on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

     6.   Limitation of Liability.

     (a) The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

     (b) In no event will the Subadviser have any responsibilities for any portion of a Portfolio's investments not managed by the Subadviser or for the acts or omissions of any other subadviser to the Trust or the Portfolio.

     In particular, in the event the Subadviser shall manage only a portion of a Portfolio's investments, the Subadviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Subadviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

     Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     7. Representations of Subadviser. The Subadviser represents, warrants and agrees as follows:

     (a) The Subadviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     (b) The Subadviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Subadviser shall certify to CCM that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of CCM, the Subadviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

     (c) The Subadviser will notify CCM of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Portfolio or senior management of the Subadviser, in each case prior to, or promptly after, such change.

     (d) The Subadviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Portfolio, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

     8. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Subadviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     9.   Duration and Termination.

     (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Portfolio's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Portfolio's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Portfolio.

     (c) Notwithstanding the foregoing, with respect to a Portfolio, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Subadviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Subadviser; (ii) upon material breach by the Subadviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Subadviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Subadviser or other circumstances that could adversely affect a Portfolio. The Subadviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Contract, as it relates to each Portfolio.

     10. Additional Portfolios. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Subadviser render services under this Agreement, it shall so notify the Subadviser in writing. If the Subadviser agrees in writing to provide said services, such series of shares shall become a Portfolio hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

     11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Portfolio shall be effective until approved by vote of the Independent Trustees or a majority of the Portfolio's outstanding voting securities.

     12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of law principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

     13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

     14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of William Kovacs, Chief Compliance Officer. All notices provided to the Subadviser will be sent to the attention of the Compliance Officer.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                               CONSECO CAPITAL MANAGEMENT, INC.
                                               11825 North Pennsylvania Street
                                               Carmel, Indiana 46032

Attest:                                        By
       --------------------                      ------------------------
       William P. Kovacs                       Name:  Maxwell E. Bublitz
       Secretary                               Title: President

                                               OAK ASSOCIATES, LTD.,
                                               3875 Embassy Parkway, Suite 250,
                                               Akron, OH 44333
Attest:                                        By:
       --------------------                       -----------------------
       William P. Kovacs                       Name:  James D. Oelschlager
       Secretary                               Title: Chief Executive Officer

                              CONSECO SERIES TRUST
                              SUBADVISORY CONTRACT


                                   SCHEDULE A


           Series                                                  Annual Fee
Conseco 20 Focus Portfolio                                            0.30%

                                   APPENDIX G

MORE INFORMATION ABOUT OAK

     OAK and its predecessor organizations have a history of money management dating from 1985. As of December 31, 1999, OAK had approximately $21.2 billion of assets under management. OAK is located at 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

The following is a list of the directors and principal executive officer of OAK:

                                                                   PRINCIPAL
NAME                         POSITION(S) WITH CEP                  OCCUPATION
James D. Oelschlager         Chief Executive Officer           Portfolio Manager
                             and Managing Member

Douglas S. MacKay            Assistant Portfolio Manager        Research Analyst

Donna L. Barton              Assistant Portfolio Manager             Trader

Margaret Ballinger           Assistant Portfolio Manager         Client Service
                                                                        Mgr.

The business address of each person listed above is Oak Associates, ltd., 3875 Embassy Parkway, Suite 250, Akron, OH 44333.


OTHER INVESTMENT COMPANY CLIENTS

     OAK also serves as investment adviser or subadviser to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.


                        APPROXIMATE NET ASSETS
                                AS OF                  ANNUAL INVESTMENT
        FUND               OCTOBER 31, 2000               ADVISORY FEE

Oak Associates Funds        $9.65 billion      0.74% of average daily net assets
Prudential Target Funds     $295 million       0.30% of average daily net assets
Mutual of America           $120 million       0.30% of average daily net assets

                                   APPENDIX H


             PLAN OF DISTRIBUTION AND SERVICE PURSUANT TO RULE 12B-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940


                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

PREAMBLE TO THE PLAN OF DISTRIBUTION & SERVICE

     The Conseco Series Trust ("Trust") is an open-end management investment company organized as a Massachusetts business trust, which offers the shares of its Portfolios (the "Portfolio" or "Portfolios") to certain life insurance companies ("Insurance Companies") for allocation to their separate accounts which have been established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts"). The following Plan of Distribution and Service (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by the Trust for the shares of its Portfolios listed above ("Shares"). The Plan shall take effect on _______, 2001, provided that it is first approved by the shareholders of each Portfolio of the Trust (the "Effective Date of the Plan"). The Plan has been approved by a majority of the Board of Trustees of the Trust (the "Board"), including a majority of the Board who are not interested persons of the Trust and who have no direct financial interest in the operation of the Plan (the "non-interested Board members"), cast in person at a meeting called for the purpose of voting on such Plan. The Board's approval included a determination that in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Portfolio of the Trust and its shareholders.

PLAN OF DISTRIBUTION & SERVICE

1. The Trust shall pay Conseco Equity Sales, Inc. ("Distributor"), permitted Insurance Companies or others, for distribution-related activities primarily intended to sell Shares or Variable Contracts offering Shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of these Variable Contracts. Distributor may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Distributor, Insurance Companies or others shall be in a form that has been approved from time to time by the Board, including the non-interested Board members.

2. The amount paid by the Trust shall be .25% per annum of the average daily net assets of the Trust's Shares in each Portfolio covered by this Plan of Distribution and Service. These payments shall be made quarterly by the Trust to Distributor, the Insurance Companies or others.

3. Distributor, Insurance Companies or others shall furnish to the Board, for its review, on a quarterly basis, a written report of the monies paid to it, to the Insurance Companies or others under the Plan. The Distributor, Insurance Companies or others shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Plan including those distributions or payments made to others by the recipient.

4. The Plan shall continue in effect for a period of more than one year with respect to the Trust only so long as such continuance is specifically approved at least annually by a vote of the Board, including the non-interested Board members, cast in person at a meeting called for the purpose of voting on the Plan and its continuance.

5. The Plan, and any agreements entered into pursuant to this Plan, may be terminated with respect to the Shares of the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Trust (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days written notice, or by the Distributor on not more than sixty (60) days written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the Management agreement between the Trust and the Trust's Adviser.

6. The Plan, and any agreements entered into pursuant to this Plan, may not be amended to increase materially the amount to be spent by the Trust pursuant to Paragraph 2 hereof without approval by a majority of the outstanding Shares of each Portfolio affected thereby.

7. All material amendments to the Plan, or any agreements entered into pursuant to this Plan, shall be approved by a vote of the non-interested Board members case in person at a meeting called for the purpose of voting on any such amendment.

8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Board members shall be committed to the discretion of such non-interested Board members.

9. This Plan is a compensation type plan of distribution. It does not require the Distributor or other recipient of payments to maintain any specific level of expenditures, nor is the Distributor or other recipient precluded from earning a profit. Nothing in this Plan limits the ability of the Distributor, the Portfolios' investment adviser, or others to utilize their own funds in connection with the promotion of sales of Portfolio shares.

                                   APPENDIX I

                        PRINCIPAL UNDERWRITING AGREEMENT

                          BETWEEN CONSECO SERIES TRUST

                                       AND

                           CONSECO EQUITY SALES, INC.

     THIS PRINCIPAL UNDERWRITING AGREEMENT, is entered into as of this ___ day of ___________, 2001, by and between Conseco Series Trust ("Trust"), a Massachusetts Business Trust, and Conseco Equity Sales, Inc., a Texas corporation (the "Underwriter").

                                   WITNESSETH:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, and its shares are registered pursuant to the Securities Act of 1933 (the "1933 Act");


     WHEREAS, the Trust has established several separate series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule is amended from time to time, shall be referred to herein as a "Portfolio");

     WHEREAS, the Trust has issued shares of each Portfolio in one or more classes (each a "Class"), and has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain of those Classes (each a "12b-1 Class");

     WHEREAS, the Underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and is a member in good standing with the National Association of Securities Dealers, Inc. ("NASD");

     WHEREAS, the Trust desires to retain the Underwriter to act as the Trust's principal underwriter in connection with the offering and sale of shares of each Portfolio and to furnish certain other services; and

     WHEREAS, the Underwriter is willing to act as principal underwriter and to furnish such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:


     1.   UNDERWRITING SERVICES

     The Trust hereby engages the Underwriter, and the Underwriter hereby agrees to act, as principal underwriter for the Trust in the sale and distribution of the shares of the Trust. The Underwriter agrees to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

     2.   SALE OF TRUST SHARES

     Such shares are to be sold only on the following terms: (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Trust. Any offer or sale shall be conclusively presumed to have been accepted by the Trust if the Trust shall fail to notify the Underwriter of the rejection of such offer or sales prior to the computation of the net asset value of the Trust's shares next following receipt by the Trust of notice of such offer or sale. (b) No share of the Trust shall be sold by the Underwriter for any consideration other than cash. (c) Shares of the Trust are not available to the public. The Trust is available for sale only to separate accounts of Conseco Variable Insurance Company and to certain of its life insurance affiliates for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts").

     3.   REGISTRATION OF SHARES

     The Trust agrees to make prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of its shares for sale in such jurisdictions as the Trust may designate.

     4.   INFORMATION TO BE FURNISHED TO THE UNDERWRITER

     The Trust agrees that it will furnish the Underwriter with such information with respect to the affairs and accounts of the Trust as the Underwriter may from time to time reasonably require, and further agrees that the Underwriter, at all reasonable times, shall be permitted to inspect the books and records of the Trust.

     5.   ALLOCATION OF EXPENSES

     During the period of this contract, the Trust shall pay or cause to be paid all expenses, costs, and fees incurred by the Trust which are not assumed by the Underwriter or Conseco Capital Management, Inc., the Trust's investment adviser. The Underwriter shall pay costs associated with the distribution of shares of the Trust. Distribution-related payments may include, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Underwriter or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Underwriter may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and portfolio composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Underwriter, Insurance Companies or others shall be in a form approved from time to time by the Board, including the non-interested Board members.

     6.   COMPENSATION TO THE UNDERWRITER

     Pursuant to the Trust's Distribution and Service Plan adopted by the shareholders of the Trust in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), the Trust shall pay the Underwriter a total fee each month equal to
 .25% per annum of the average daily net assets represented by shares of the Trust to cover the costs of "distribution-related activities" and other "non-distribution services" as described in the Plan ("Distribution Expenses"). Average daily net assets shall be computed in accordance with the Trust's currently effective Prospectus. Amounts payable to the Underwriter under the Plan may exceed or be less than the Underwriter's actual Distribution Expenses. In the event such Distribution Expenses exceed amounts payable to the Underwriter under the Plans, the Underwriter shall not be entitled to reimbursement by the Trust. In each year during which this Agreement remains in effect, the Underwriter will prepare and furnish to the Board of Trustees of the Trust, and the Board will review, on a quarterly basis, written reports complying with the requirements of Rule 12b-1 under the 1940 Act that set forth the amounts expended under this Agreement and the Plan and the purposes for which those expenditures were made.

     7.   LIMITATION OF THE UNDERWRITER'S AUTHORITY

     The Underwriter shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Trust.

     8.   SUBSCRIPTION FOR SHARES--REFUND FOR CANCELLED ORDERS

     The subscription for the shares of the Trust shall be solely from separate accounts pursuant to the terms of the variable life insurance policies and variable annuity contracts.

     9.   INDEMNIFICATION OF THE TRUST

     The Underwriter agrees to indemnify the Trust against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Trust by the Underwriter. In the event of the threat or institution of any such litigation or legal proceedings against the Trust, the Underwriter shall defend such action on behalf of the Trust at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Underwriter shall not be required to pay or reimburse the Trust for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Trust to the Underwriter, or to the Underwriter by a director, officer, or employee of the Trust who is not an interested person of the Underwriter, unless the information so supplied or omitted was available to the Underwriter or Management without recourse to the Trust or any such person referred to above.

     10.  FREEDOM TO DEAL WITH THIRD PARTIES

     The Underwriter shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

     11.  EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

     The effective date of this Agreement is set forth in the first paragraph of this Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not 3 interested persons of the Underwriter or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Trust (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days' written notice, or by the Underwriter on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

     12.  AMENDMENTS TO AGREEMENT

     No material amendment to this Agreement shall be effective until approved by the Underwriter and by vote of majority of the Board of Trustees of the Trust who are not interested persons of the Underwriter, and such amendment is in writing and signed by both parties.

     13.  NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     14.  LIABILITY

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Underwriter or reckless disregard by the Underwriter of its obligations and duties hereunder, the Underwriter shall not be subject to liability to the Trust or any Portfolio or its shareholders for any act or omission in the course of or in connection with rendering services hereunder.

     15.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, except insofar as the 1940 Act may be controlling.

     16.  NO WAIVER

     The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

     17.  SEVERABILITY

     The provisions of this Agreement shall be construed severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

     18.  LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees, not individually. The Underwriter acknowledges and agrees that the obligations of a Portfolio hereunder are not binding upon any of the Trustees or shareholders of a Portfolio personally but are binding only upon the assets and property of that Portfolio and no other.

     IN WITNESS WHEREOF, The Trust and the Underwriter have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                   CONSECO SERIES TRUST

                                                   By:
                                                       ------------------------
ATTEST:                                                   Gregory J. Hahn
                                                          Vice President
-----------------------

                                                   CONSECO EQUITY SALES, INC.

                                                   By:
                                                       ------------------------
                                                          L. Gregory Gloeckner
ATTEST:                                                   President

-----------------------

                              CONSECO SERIES TRUST
                        PRINCIPAL UNDERWRITING AGREEMENT

                                   SCHEDULE A

                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

                           VOTE THIS PROXY CARD TODAY!

                Return the proxy card in the enclosed envelope or
                                    mail to:
                                 Proxy Tabulator
                                   PO Box 9122
                             Hingham, MA 02043-9717

                              CONSECO SERIES TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) William P. Kovacs and Sarah L. Todd, or any one of them, attorneys, with full power of substitution, to vote all shares of Conseco Series Trust (the "Trust") as indicated above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 11815 North Pennsylvania Street, Carmel, Indiana 46032 on March 29, 2001 at 11:00 a.m., Eastern Standard Time, and at any adjournments of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged. If not revoked, this Proxy shall be voted.

                                                  Date: __________________, 2001

NOTE: Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         Signature(s) __________________________
                            (Title(s), if applicable) __________________________


Please refer to the Proxy Statement for a discussion of the proposal. THIS PROXY SHALL BE VOTED FOR EACH PROPOSAL IF NO SPECIFICATION IS MADE. As to any other matter, said proxy or proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1. To approve or disapprove a new Investment Management Contract between Conseco Capital Management, Inc. and the Trust.

                    FOR ______ AGAINST ______ ABSTAIN ______

2. To approve or disapprove Subadvisory Contracts between Conseco Capital Management, Inc. and Chicago Equity Partners, LLC (for the Equity Portfolio and the Balanced Portfolio ONLY).

                    FOR ______ AGAINST ______ ABSTAIN ______

3. To approve or disapprove Subadvisory Contracts between Conseco Capital Management, Inc. and Oak Associates, ltd. (for the Conseco 20 Focus Portfolio ONLY).

                    FOR ______ AGAINST ______ ABSTAIN ______

4. To approve or disapprove a policy to permit Conseco Capital Management, Inc. and the Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Trust without further shareholder approval.

                    FOR ______ AGAINST ______ ABSTAIN ______

5. To elect the Trustees of the Trust. Nominees: (01) Maxwell E. Bublitz, (02) William P. Daves, Jr., (03) Gregory J. Hahn, (04) Harold W. Hartley, (05) Dr. R. Jan LeCroy, (06) Dr. Jess H. Parrish, (07) David N. Walthall

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below. _____________________

                  FOR (all nominees except as provided) ______

            WITHHOLD authority to vote for all nominees listed ______

6. To ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants.

                    FOR ______ AGAINST ______ ABSTAIN ______

7. To approve or disapprove a Plan of Distribution and Service for the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                    FOR ______ AGAINST ______ ABSTAIN ______


     PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.